                                                                  Exhibit (j)(1)

                               Consent of Counsel

We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 19 to the Registration Statement of One Group(R) Investment Trust on Form N-1A (Nos. 33-66080 and 811-7874) under the Securities Act of 1933, as amended.

                                                /s/ Ropes & Gray LLP

                                                Ropes & Gray LLP

Washington, D.C.
April 28, 2004